NATIONWIDE

VLI SEPARATE

ACCOUNT

Annual Report

To

Policyholders

December 31, 2020

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

Contract Owners of Nationwide VLI Separate Account:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VLI Separate Account (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year listed in the Appendix and changes in contract owners’ equity for the years listed in the Appendix, and the related notes including the financial highlights in Note 8 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year listed in the Appendix and the changes in its contract owners’ equity for the years listed in the Appendix, and the financial highlights for each of the years indicated in Note 8, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/    KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 2, 2021

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2020, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

INVESCO INVESTMENTS

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)

Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

2

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2020

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
ACEG	155,130	$9,209,510	$13,822,047	$17,054	$13,839,101	$-	$13,839,101
IVGS1	624,064	7,332,202	7,513,734	20	7,513,754	-	7,513,754
MSVRE	84,232	1,643,753	1,442,901	2,715	1,445,616	-	1,445,616
SAM4	2,755,832	2,755,832	2,755,832	-	2,755,832	-	2,755,832

Total (unaudited)			$25,534,514	$19,789	$25,554,303	$-	$25,554,303

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no policyholders were invested at December 31, 2020, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2020

Investment Activity:	Total (unaudited)	ACEG	IVGS1	MSVRE	SAM4
Reinvested dividends	$241,343	8,199	185,393	40,925	6,826
Mortality and expense risk charges (note 3)	(119,546)	(59,059)	(39,042)	(7,387)	(14,058)

Net investment income (loss)	121,797	(50,860)	146,351	33,538	(7,232)

Realized gain (loss) on investments	1,245,801	1,214,275	28,721	2,805	-
Change in unrealized gain (loss) on investments	1,722,723	1,867,168	266,157	(410,602)	-

Net gain (loss) on investments	2,968,524	3,081,443	294,878	(407,797)	-

Reinvested capital gains	896,070	855,441	-	40,629	-

Net increase (decrease) in contract owners’ equity resulting from operations	$3,986,391	3,886,024	441,229	(333,630)	(7,232)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019

	Total (unaudited)		ACEG		IVGS1		MSVRE
	2020	2019	2020	2019	2020	2019	2020	2019
Investment activity:
Net investment income (loss)	$121,797	169,988	(50,860)	(57,367)	146,351	164,569	33,538	24,799
Realized gain (loss) on investments	1,245,801	551,307	1,214,275	520,048	28,721	(11,532)	2,805	42,791
Change in unrealized gain (loss) on investments	1,722,723	1,840,027	1,867,168	1,378,937	266,157	291,018	(410,602)	170,072
Reinvested capital gains	896,070	1,666,631	855,441	1,598,903	-	-	40,629	67,728

Net increase (decrease) in contract owners’ equity resulting from operations	3,986,391	4,227,953	3,886,024	3,440,521	441,229	444,055	(333,630)	305,390

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	38,013	6,116	7,999	16	10,335	305	477	305
Transfers between funds	-	-	(50,511)	(76,617)	(65,095)	(27,839)	-	(14,668)
Surrenders (notes 2, 3, 4, 5 and 6)	(3,598,138)	(2,057,019)	(2,377,002)	(891,504)	(873,303)	(671,096)	(127,767)	(124,017)
Adjustments to maintain reserves	4,231	3,993	4,966	3,300	(2)	11	(632)	594

Net equity transactions	(3,555,894)	(2,046,910)	(2,414,548)	(964,805)	(928,065)	(698,619)	(127,922)	(137,786)

Net change in contract owners’ equity	430,497	2,181,043	1,471,476	2,475,716	(486,836)	(254,564)	(461,552)	167,604
Contract owners’ equity at beginning of period	25,123,806	22,942,763	12,367,625	9,891,909	8,000,590	8,255,154	1,907,168	1,739,564

Contract owners’ equity at end of period	$25,554,303	25,123,806	13,839,101	12,367,625	7,513,754	8,000,590	1,445,616	1,907,168

CHANGE IN UNITS:
Beginning units	1,128,127	1,227,596	139,031	151,315	681,217	741,875	18,792	20,285
Units purchased	43,570	48,000	1,964	1,711	13,061	7,251	327	213
Units surrendered	(159,214)	(147,469)	(31,160)	(13,995)	(89,260)	(67,909)	(1,902)	(1,706)

Ending units	1,012,483	1,128,127	109,835	139,031	605,018	681,217	17,217	18,792

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019

	SAM4
	2020	2019
Investment activity:
Net investment income (loss)	$(7,232)	37,987
Realized gain (loss) on investments	-	-
Change in unrealized gain (loss) on investments	-	-
Reinvested capital gains	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(7,232)	37,987

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	19,202	5,490
Transfers between funds	115,606	119,124
Surrenders (notes 2, 3, 4, 5 and 6)	(220,066)	(370,402)
Adjustments to maintain reserves	(101)	88

Net equity transactions	(85,359)	(245,700)

Net change in contract owners’ equity	(92,591)	(207,713)
Contract owners’ equity at beginning of period	2,848,423	3,056,136

Contract owners’ equity at end of period	$2,755,832	2,848,423

CHANGE IN UNITS:
Beginning units	289,087	314,121
Units purchased	28,218	38,825
Units surrendered	(36,892)	(63,859)

Ending units	280,413	289,087

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers single premium, multiple payment and flexible premium variable life insurance policies through the Separate Account.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

With certain exceptions, policyholders may invest in any of the following:

INVESCO INVESTMENTS
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)
Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)
MORGAN STANLEY
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
NATIONWIDE FUNDS GROUP
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

*	At December 31, 2020, policyholders were not invested in this fund.

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

There were no subaccounts with inception or liquidation dates for each of the years in the two-year period ended December 31, 2020.

There were no subaccount mergers for the one-year period ending December 31, 2020.

There were no subaccount name changes for the one-year period ended December 31, 2020.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2020 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

(f) COVID-19

Equity and financial markets have experienced significant volatility and interest rates have experienced significant declines primarily driven by the COVID-19 pandemic. These conditions have and may continue to impact the Company’s operations and financial condition. The extent to which the COVID-19 pandemic may impact the Company’s operations and financial condition will depend on future developments which are evolving and uncertain.

(g) Subsequent Events

The company evaluated subsequent events through the date the financial statements were available to be issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a surrender of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Mortality and Expense Risk Charge (includes any Administrative Expense Charges) - assessed through a surrender of units	Equal, on an annual basis, to 0.50% - 1.60% of the daily value of the assets invested in each fund
Sales Charge - assessed through a deduction from premium payments	1.5% - 3.5% of each premium paid
Premium Tax Charge - assessed through a deduction from premium payments	2.5% - 3.5% of each premium payment
Cost of Insurance Charges (including any flat extra charge) - assessed through a surrender of units	Varies widely based on the underwriting characteristics of the insured
Administrative Charge - assessed through a surrender of units	$5 - $25 per policy, per month
Increase Charge	$2.04 per $1,000 of specified amount increase
Surrender Charge - assessed through a surrender of units	$0.00 - $27.94 per $1,000 of a policy’s specified amount; for single premium policies 0.0% - 8.5% of premium
Policy Loan Interest Charge - assessed through a surrender of units	6% of an outstanding policy loan
Partial Surrender Fees - assessed through a surrender of units	$0.00 - $25.00 per request

For the years ended December 31, 2020 and 2019, total front-end sales charge deductions were $- and $-, respectively and were recognized as part of purchase payments on the Statements of Changes in Contract Owners’ Equity.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk. Asset charges are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

For single premium policies issued on or after April 16, 1990, the Asset Charges include mortality and expense risk, administrative expense and premium expense charges. These charges are equal to an annual rate of 1.30% during the first ten policy years, with a guaranteed maximum 1.60%, and 1.00%, with a guaranteed maximum of 1.30% thereafter (Reduced Fee). For multiple payment policies, the mortality and expense risk charge is equal to an annual rate of 0.80%. For flexible premium policies, the mortality and expense risk charge is equal to an annual rate of 0.80% decreasing to 0.50% starting on the 10th policy anniversary, if the cash surrender value is $25,000 or more. The above charges are assessed through a reduction in the unit value.

(4) Death Benefits

Death benefit proceeds result in a surrender of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account. Death benefits are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(5) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow up to 90% (50% during the first year of single premium policies) of a policy’s cash surrender value. For single premium policies issued on or after April 16, 1990, multiple payment policies and flexible premium policies, the loan interest rate is 6.0% per year. At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate.

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

Loan repayments result in a transfer of collateral including interest credited back to the Separate Account. Policy loans (net of repayments) are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements. For the years ended December 31, 2020 and 2019, total transfers to the Separate Account from the fixed account were $995,703 and $732,324, respectively, and total transfers from the Separate Account to the fixed account were $404,666 and $541,717, respectively.

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$25,534,514	$-	$-	$25,534,514

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2020 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
ACEG	$1,030,410	$2,645,336
IVGS1	266,129	1,047,849
MSVRE	82,419	135,542
SAM4	238,997	331,626

	$1,617,955	$4,160,353

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VLI SEPARATE ACCOUNT NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2020

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life insurance policies as of December 31, 2020, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2020. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units	Unit Fair Value			Contact Owners’ Equity	Investment Income Ratio**	Total Return***
Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)
2020	0.50%	to	0.95%	109,835	$126.01	to	$112.77	$13,839,101	0.07%	41.64%	to	41.01%
2019	0.50%	to	1.00%	139,031	88.96	to	15.08	12,367,625	0.00%	36.07%	to	35.40%
2018	0.50%	to	1.00%	151,315	65.38	to	11.13	9,891,909	0.00%	-4.11%	to	-4.59%
2017	0.50%	to	1.00%	146,942	68.18	to	11.67	10,017,141	0.08%	26.71%	to	26.08%
2016	0.50%	to	1.00%	171,067	53.81	to	9.26	9,203,243	0.00%	1.76%	to	1.25%
Invesco - Invesco V.I. Government Securities Fund: Series I Shares (IVGS1)
2020	0.50%			605,018	12.42			7,513,754	2.38%	5.74%	to	5.74%
2019	0.50%	to	1.00%	681,217	11.74	to	11.25	8,000,590	2.50%	5.54%	to	5.02%
2018	0.50%	to	1.00%	741,875	11.13	to	10.71	8,255,154	2.15%	0.05%	to	-0.45%
2017	0.50%	to	1.00%	806,977	11.12	to	10.76	8,974,623	2.07%	1.45%	to	0.94%
2016	0.50%	to	1.00%	908,589	10.96	to	10.66	9,960,326	1.95%	0.73%	to	0.22%
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2020	0.50%			17,217	83.96			1,445,616	2.79%	-17.27%	to	-17.27%
2019	0.50%			18,792	101.49			1,907,168	1.84%	18.35%	to	18.35%
2018	0.50%			20,285	85.76			1,739,564	2.30%	-8.18%	to	-8.18%
2017	0.50%			30,922	93.39			2,887,922	1.50%	2.60%	to	2.60%
2016	0.50%			33,453	91.03			3,045,236	1.34%	6.28%	to	6.28%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)
2020	0.50%			280,413	9.83			2,755,832	0.24%	-0.26%	to	-0.26%
2019	0.50%	to	1.00%	289,087	9.85	to	9.37	2,848,423	1.77%	1.27%	to	0.76%
2018	0.50%	to	1.00%	314,121	9.73	to	9.29	3,056,136	1.38%	0.88%	to	0.37%
2017	0.50%	to	1.00%	324,928	9.64	to	9.26	3,133,649	0.42%	-0.08%	to	-0.58%
2016	0.50%	to	1.00%	358,143	9.65	to	9.31	3,456,707	0.01%	-0.49%	to	-0.99%

*

This represents the annual contract expense rate of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to policyholder accounts through the surrender of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return for the period. The total returns do not include any expenses assessed through the surrender of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented.